SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 7, 2005

Apollo Resources International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

000-25873	84-1431425
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 407
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective February 7, 2005, Apollo Resources International, Inc. (the “Company”) executed a membership interests purchase agreement with SW Energy Investments, Inc., a Texas Corporation (“SW Energy”), for the purpose of acquiring a 100% member interest in OGC Pipeline, LLC an Oklahoma limited liability company (“OGC”). With this acquisition the Company was able to secure the interest in two sections of pipeline located in Oklahoma.  In consideration the Company issued 8,000,000 shares of its restricted common stock valued at $4.0 million as of the close of market on February 7, 2005. The full text of this agreement is attached as an exhibit to this filing.

As a result of this membership interests purchase agreement, SW Energy will have equity ownership of 8,000,000 shares or approximately 17% of the Company.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The Company has completed an acquisition of assets pursuant to the membership interests purchase agreement described in Item 1.01 above.

Item 9.01.  Financial Statements and Exhibits.

TABLE OF CONTENTS

(a) Financial Statements of OGC Pipeline, LLC
Independent Auditors’ Report.
Statement of Financial Condition as of December 31, 2003 and 2002
Statement of Income and Member’s Equity for the Years Ended December 31, 2003 and 2002
Statement of Cash Flows for the Years Ended December 31, 2003 and 2002
Statements of Changes in Member’s Equity for the Years Ended December 31, 2003 and 2002
Notes to Financial Statements
(b) Pro Forma Financial Information
Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2004 (unaudited)
Notes to Unaudited Pro Forma Condensed Balance Sheet.
Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the Year Ended December 31, 2004
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

Signature Page

(c) Exhibits
Membership Interests Purchase Agreement between Apollo Resources International, Inc. and SW Energy Investments, Inc. dated February 7, 2005.

JOSEPH TROCHE********Certified Public Accountant

32 Main Street, Hastings on Hudson NY 10706. Tel. 914-478-1432; fax 914-478-1315

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
of OGC Pipeline, LLC

I have audited the accompanying balance sheets of OGC Pipeline, LLC as of December 31, 2002 and December 31, 2003, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OGC Pipeline, LLC as of December 31, 2002 and December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Joseph Troche, CPA

Hastings on Hudson, NY

March 31, 2004

Joseph Troche, CPA
Certified Public Accountant

OGC Pipeline, LLC

Statement of Financial Condition

For Year Ended December 31, 2003 and 2002

	December 31, 2003	December 31, 2002

Assets
Cash and cash equivalents	$31	$127
Property – Pipeline and Easements	8,330,430	8,330,430
TOTAL ASSETS	$8,330,461	$8,330,557

Liabilities and shareholder’s equity
Current Liabilities:
Accounts payable and accrued expenses	$5,280	1,680

Interest Payable:
Convertible Note		57,437
Easemen/Pipelinet	883,514	623,011

Accrued Management Fees	—	—
Loan from Shareholder	2,000
Ad Valorem Taxes Payable	400,000	300,000
Note Payable – Easement	2,154,000	2,154,000
Convertible Corporate Notes	631,539	423,720
Total Current Liabilities	4,076,334	3,559,848

Total Member’s Equity	4,254,127	4,770,709
TOTAL LIABILITIES AND EQUITY	$8,330,461	$8,330,557

The notes are an integral part of the Financial Statements

OGC Pipeline, LLC

Statement of Income and Member’s Equity

For the Years Ended December 31, 2002 and 2003

	Year ended December 31
	2003	2002

Revenues	$—	$3,332

General and Administrative Expenses:
Consulting expenses		—
Bank Charges	167	113
Miscellaneous		2,988
Office and supplies	600	480
Professional Fees	250	—
Management Fees	100,000	100,000
Lease	180
Rent	3,000	2,400
Ad Valorem Taxes	100,000	100,000
Utilities	1,499	1,406
Total General and Administrative expenses	205,696	207,387

Net Income (loss) from Operations	(205,696)	(204,055)

Interest Income (Expense)	(310,886)	(274,290)

Net Income (Loss)	$(516,582)	$(478,345)

Member’s Equity at Start of Year	4,770,709	5,306,073

Additional Equity Contributions (Reductions) Note	—	(57,019)

Member’s Equity at End of Year	$4,254,127	$ ,4,770,709

The notes are an integral part of the Financial Statements

OGC Pipeline, LLC

Statement of Cash Flows

For the Years Ended December 31, 2003 and 2002

	2003	2002

Cash Flows from Operating Activities
Net income (loss)	(516,582)	$(478,346)
Adjustments to reconcile net income (loss) to net cash
Used in operating activities:

Accounts payable and accrued expenses	3,600	1,414
Increase (decrease) in Interest Payable	203,066	282,403
Accrued Management Fees	—
Increase (decrease) in Ad Valorem Taxes	100,000	100,000

Total Adjustments	306,666	383,817

Cash flow provided (used) by operating activities	(209,916)	(94,529)

Cash Provided (Used) by Financing Activities:
Loan from Shareholder	2,000
Increase (decrease) in Note Payable-Pipeline Easements
Increase (decrease) Convertible Note Payable	207,819	151,568

Cash flow provided (used) by investing activities-Note 6		(57,019)

Net increase in cash	(96)	20

Cash (overdraft) at Beginning	127	107
Cash and cash equivalents Ending	31	127

Supplemental cash flow disclosure:
Interest payments	$310,886	$274,290

The notes are an integral part of the Financial Statements

OGC Pipeline, LLC

Statement of Changes in Member’s Equity

For Years Ended December 31, 2003 and 2002

	Common Stock	Paid-in Capital	Retained Earnings	Member’s Equity

Balance, January 1, 2002	—	$5,751,974	$(445,901)	$5,306,073
Equity Withdrawals		(57,019)		(57,019)
Net income (loss)			(478,345)	(478,345)
Balance, December 31, 2002		5,694,955	(924,246)	4,770,709
Equity Withdrawals			—
Net income (loss)			(516,582)	(516,582)
Balance, December 31, 2003		5,694,955	(1,440,828)	5,254,127

The notes are an integral part of the Financial Statement

For the years ended December 31, 2002 & 2003
NOTES TO FINANCIAL STATEMENTS

(See Accountant’s Report)

1.                                      Organization and Business

The Company was established as an Oklahoma Limited Liability Company on September 3, 1999 under the name OGC Pipeline, LLC (the Company or OGC). OGC is a wholly owned subsidiary of Telcoenergy, LLC (Telco), which is a wholly owned subsidiary of Telco Energy Corporation (TelcoEnergy).

In September and November of 1999, OGC purchased approximately 1,400 miles of pipeline easements and pipelines from the prior owner.

The Company’s operations are subject to the risks associated with the pipeline business, mainly that supply of gas is expendable, or that damage to the pipeline could occur which could create an environmental hazard. The pipeline is located primarily in Northeastern Oklahoma, Central Oklahoma and South Central Oklahoma.

2.                                      Summary of Significant Accounting Policies

a.                Other Assets:

The OGC easements and pipelines are carried at a value of $8,330,430 for the easements only. No value was placed on the pipelines.

b.                Estimates:

The preparation of financial statements in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.                                      Related Party Transactions

The manager of OGC is also president of the largest shareholder of the Company TelcoEnergy Corporation. OGC owes money to the manager for personal loans made to the Company and accrued management fees payable to the manager of the Company, which were paid with the issuance of Convertible Corporate Notes (see Notes Payable).

The notes are an integral part of the Financial Statements

4.                                      Notes Payable

Notes payable short term consists of:

Note payable to the prior owner of the pipeline and easements. The note has been past due since March 6, 2000 accruing at 9% interest annually. The principle amount of the Note is $2,154,000 as of December 31, 2002 and 2003 respectively.

Notes payable long term consists of:

Convertible Corporate Notes 10% interest payable January 1, 2004 which are convertible into common shares of TelcoEnergy in the following amounts:

12/31/03	12/31/02
$631,539	$423,720

5.                                      Contingencies:

OGC has accrued Ad Valorem taxes payable in the amount of $100,000 per year. This amount is based on estimates as most of the counties in which the pipeline easements are located do not send invoices. These unpaid real estate taxes represent a lien against the pipeline easements which must be satisfied before OGC can sell the easements with free and clear title.

6.                                      Investing Activities

A reduction in capital in the amount of $57,019 in 2002 is due to a revision in the prior period to the accrued interest calculation attributable to Convertible Corporate Notes Payable,

7.                                      Income Taxes

The Company is treated as a partnership for federal income tax purposes and does not incur income taxes. Instead, its earnings and losses are included in the tax return of the sole member and taxed depending on the member’s tax situation. The financial statements do not reflect a provision for income taxes.

Pro Forma Financial Information

Below is a presentation of pro forma financial statements consisting of a balance sheet for the last reposting period of the Company, December 31, 2004 and statements of operations for the year ended December 31, 2004. The pro forma financial statements consist of the accounts of the Company and OGC.

Apollo Resources International, Inc.
Pro Forma Condensed Balance Sheet – Unaudited
December 31, 2004

	Apollo	OGC	Adjustments		Consolidated
CURRENT ASSETS
Cash	$56,018	$31	$—		$56,049
Accounts receivable	137,853	—	—		137,853
Other current assets	38,352	—	—		38,352
Total Current Assets	232,223	31	—		232,254
PROPERTY AND EQUIPMENT
Leasehold improvements	22,091	—	—		22,091
Equipment	2,036,501	—	—		2,036,501
Intangible drilling cost	229,848	—	—		229,848
Oil & gas leases	7,694,708	—	—		7,694,708
Gas plant	316,443	—	—		316,443
Automobiles	49,107	—	—		49,107
Pipeline and easements	—	8,330,430	(254,127	)(a)	8,076,303
Less accumulated depreciation	(2,784,167)	—	—		(2,784,167)
Net property and equipment	7,564,531	8,330,430	(254,127)		15,640,834
OTHER ASSETS
Patents and assigned technology, net of amortization of $15,300	35,903	—	—		35,903
Deposits	56,475	—	—		56,475
Total Other Assets	92,378	—	—		92,378
TOTAL ASSETS	$7,889,132	$8,330,461	$(254,127)		$15,965,466
CURRENT LIABILITIES
Accounts Payable	$272,445	$5,281	$—		$277,726
Royalties payable	807,970	—	—		807,970
Production and payroll tax payable	147,067	—	—		147,067
Interest payable	106,707	883,514	257,014	(b)	1,247,235
Ad valorem taxes payable	—	400,000	100,000	(c)	500,000
Current portion of long-term debt	1,971,072	2,154,000	(1,054,000	)(d)	3,071,072
Convertible note payable	—	631,539	—		631,539
Notes payable	—	2,000	—		2,000
Total Current Liabilities	3,305,261	4,076,334	(696,986)		6,684,609
TOTAL LIABILITIES	3,305,261	4.076,334	(696,986)		6,684,609
STOCKHOLDERS’ EQUITY
Common stock	23,854	—	—		23,854
Additional paid in capital	6,739,052	—	3,992,000	(a)	11,255,634
Members equity	—	4,254,127	(3,737,545	)(e)
			8,000	(e)
Common stock issued for future services	(568,854)	—	—		(568,854)
Accumulated Earnings (Deficit)	(1,610,181)	—	(257,014	)(b)	(1,429,777)
			(100,000	)(c)	—
			1,054,000	(d)	—
			(516,582	)(e)	—
Total Stockholders’ Equity	4,583,871	4,254,127	442,859		9,280,857
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,889,132	$8,330,461	$(254,127)		$15,965,466

Notes to Unaudited Pro Forma Condensed Balance Sheet

The pro forma condensed consolidated balance sheet, which has been prepared utilizing the historical balance sheet of the Company and OGC at December 31, 2004 and 2003, respectively, is based upon the assumption that the acquisition of OGC accounted for under the purchase method, occurred as of January 1, 2004 and includes the following pro forma adjustments.

(a) Adjustment to reflect the allocation of the total purchase price for OGC resulting in the fair value over cost allocated to the pipeline and easements of OGC, the issuance of 8,000,000 shares of the Company’s common stock to SW Energy and the related capital associated with the stock issuance, to the assets acquired and liabilities assumed associated with the acquisition.

The final allocation of the purchase price is contingent upon the receipt of final information on the acquired assets, but is not expected to differ materially from the preliminary allocation herein.

(b) To reflect additional accrued interest on $2,154,000 note payable and $631,539 convertible note.

(c) To reflect 2004 accrual for ad valorem taxes.

(d) Record extraordinary gain related to debt forgiveness on $2,154,000 note payable.

(e) Eliminate OGC members equity.

The pro forma balance sheet should be read in conjunction with the financial statements and notes of the Company and BC&D as of December 31, 2004 and 2003, respectively.

Apollo Resources International, Inc. and Subsidiaries
Pro Forma Condensed Statement of Operations – Unaudited
Year Ended December 31, 2004

	Apollo	OGC	Adjustments		Consolidated
REVENUE
Oil sales, net	$69,544	$—	$—		$69,544

Cost of sales	77,374	—	—		77,374
Gross profit (loss)	(7,830)	—	—		(7,830)

OPERATING EXPENSES
General and administrative	1,578,732	205,696	100,000	(a)	1,884,428
Operating Income (Loss)	(1,586,562)	(205,696)	(100,000)		(1,892,258)

OTHER INCOME AND EXPENSE
Interest expense	(23,619)	(310,886)	(257,014	)(b)	(591,519)
Loss before income taxes and extraordinary item	(1,610,181)	(516,582)	(357,014)		(2,483,777)
Income taxes	—	—	—		—
Loss before extraordinary item	(1,610,181)	(516,582)	(357,014)		(2,483,777)
Extraordinary item:
Debt forgiveness on $2,154,000 note payable	—	—	1,054,000	(c)	1,054,000
Net loss	$(1,610,181)	$(516,582)	$696,986		$(1,429,777)

Income (loss) per share
Loss before extraordinary item	$(0.08)				$(0.08)
Extraordinary item	$—				$0.03
	$(0.08)				$(0.05)

Weighted Average Number of Common Shares	21,402,207		8,000,000	(d)	29,402,207

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The pro forma condensed statements of operations, which have been prepared utilizing the historical statements of operations of The Company and OGC for the year ended December 31, 2004 and 2003, respectively are based upon the assumption that the acquisition by the Company, accounted for under the purchase method, occurred as of January 1, 2004 and include the following pro forma adjustments.

(a) To reflect 2004 expense for ad valorem taxes.

(b) To reflect additional interest expense related to $2,154,000 note payable and $631,539 convertible note.

(c) Record extraordinary gain related to debt forgiveness on $2,154,000 note payable.

(d) To reflect the issuance of 8,000,000 shares of the Company’s common stock to SW Energy pursuant to the membership interests purchase agreement.

The pro forma financial statements should be read in conjunction with the financial statements and notes of the Company and OGC for the year ended December 31, 2004 and 2003, respectively. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

“Safe Harbor” Statement Under The Private Securities Litigation Reform Act:

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K or any other written or oral statements made by or on behalf of the Company may include forward-looking statements which reflect the Company’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors (which are described in more detail elsewhere in documents filed by the Company with the Securities and Exchange Commission) include, but are not limited to, uncertainties relating to general economic conditions and cyclical industry conditions, uncertainties relating to government and regulatory policies, volatile and unpredictable developments (including storms and catastrophes), the legal environment, the uncertainties of the reserving process and the competitive environment in which the Company operates. The words “believe”, “expect”, “anticipate”, “project”, “plan”, and similar expressions, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Resources International, Inc.
(Registrant)

Date:	April 19, 2005	By:	/s/ Dennis G. McLaughlin, III
Dennis G. McLaughlin, III
Chief Executive Officer